UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2012

C&J ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10375 Richmond Ave, Suite 2000 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 260-9900

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of C&J Energy Services, Inc. 2012 Long-Term Incentive Plan

On April 5, 2012, the Compensation Committee (“Compensation Committee”) of the Board of Directors (the “Board”) of C&J Energy Services, Inc. (the “Company” or “C&J”) approved, and the Board adopted, the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan (the “2012 LTIP”) to be effective as of April 5, 2012, subject to the requisite stockholder approval. At the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 29, 2012, the Company’s stockholders, among other things, approved the 2012 LTIP.

The purpose of the 2012 LTIP is to assist the Company in attracting, retaining, incentivizing and motivating officers and employees of, consultants to, and non-employee directors providing services to, the Company, its subsidiaries and its affiliates and to promote the success of the Company’s business by providing participating individuals with a proprietary interest in its performance. The Board believes that the incentive program within the 2012 LTIP will cause participating officers, employees, consultants and non-employee directors to increase their interest in the welfare of C&J, its subsidiaries and affiliates and to align those interests with those of the Company’s stockholders.

Set forth below is a brief description of the terms and conditions of the 2012 LTIP, which is subject to and qualified in its entirety by reference to the actual terms of the 2012 LTIP, a complete copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K. For additional information regarding the 2012 LTIP, please refer to “Proposal 2 – Approval of the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2012 (the “Proxy Statement”), and the full text of the 2012 LTIP, which are incorporated herein by reference.

Administration. The 2012 LTIP will be administered by the Compensation Committee, or such other committee as the Board may designate (the “Committee”). The Committee will consist of at least two directors and may consist of the entire Board. To the extent that an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), the Committee will consist of at least two directors considered to be “outside directors” under Section 162(m).

Incentives Available. The Committee may grant any of the following types of awards to Eligible Individuals: Incentive Stock Options (“ISOs”) and Nonqualified Stock Options (“Nonqualified Stock Options,” and together with ISOs, “Stock Options”); Stock Appreciation Rights (“SARs”); Restricted Stock Grants; Restricted Stock Units (“RSUs”); Performance Awards; Dividend Equivalent Rights; and Share Awards (each type of grant is defined in the 2012 LTIP and herein is considered an “Award”).

Eligibility. Officers, employees, consultants and non-employee directors providing services to C&J and its subsidiaries and affiliates are eligible to receive Awards under the 2012 LTIP (the “Eligible Individuals”). The Committee will determine which Eligible Individuals will receive grants of Awards. Because Awards are subject to the Committee’s discretion, it is not possible to determine the number of Awards that will be granted to any executive, employee or director in the future under the 2012 LTIP.

Shares Available. The aggregate number of shares of common stock of C&J (“Common Stock”) that may be made the subject of all awards granted under the 2012 LTIP shall not exceed 4,300,000, no more than 2,150,000 of which may be granted as ISOs; provided, however, that the number of shares of Common Stock available to be issued under the 2012 LTIP may increase due to the termination of an Award granted under the 2012 LTIP or the Company’s Prior Plans (as defined below) by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock. In addition, the 2012 LTIP also includes other limitations on the number of shares of Common Stock and amounts of cash that may be awarded under the 2012 LTIP. Specifically, (1) the aggregate number of shares of Common Stock that may be the subject of Stock Options, SARs, performance-based restricted stock and performance share units granted to any eligible individual in any calendar year may not exceed 2,000,000 and (2) the maximum dollar amount of cash or the fair market value of shares of Common Stock that any individual may receive in any calendar year in respect of performance units may not exceed $5.0 million.

Term, Amendments. The 2012 LTIP is effective as of April 5, 2012 and will terminate on the tenth (10th) anniversary thereof, unless earlier terminated by the Board; provided, however, that when the 2012 LTIP terminates, any applicable terms will remain in effect for administration of any Awards outstanding at the time of termination. The 2012 LTIP may be amended or terminated by the Board without stockholder approval unless stockholder approval of the amendment or termination is required under applicable law, regulation or exchange requirement. No amendment may impair or adversely impact any Awards that had been granted under the 2012 LTIP prior to the amendment without the impacted participant’s consent.

Amendment of Prior Plans

In connection with the approval of the 2012 LTIP, on May 29, 2012, the C&J Energy Services, Inc. 2010 Stock Option Plan (the “2010 Plan”) was amended (the “2010 Plan Amendment”) to provide, among other things, that (i) no additional awards would be granted under the 2010 Plan on or after May 29, 2012, (ii) all awards outstanding under the 2010 Plan as of May 29, 2012 would continue to be subject to the terms of the 2010 Plan and the applicable award agreement, and (iii) if and to the extent an award originally granted pursuant to the 2010 Plan is terminated by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock, any and all shares of Common Stock associated with such award shall become available to be granted pursuant to a new award under the terms of the 2012 Plan. The foregoing summary of 2010 Plan Amendment is subject to and qualified in its entirety by reference to the actual terms of the 2010 Plan Amendment, a complete copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Prior to December 23, 2010, all options granted to employees were granted under the C&J Energy Services, Inc. 2006 Stock Option Plan (the “2006 Plan” and, together with the 2010 Plan, the “Prior Plans”). On December 23, 2010, the 2006 Plan was amended to provide, among other things, that (1) no additional awards would be granted under the 2006 Plan, (2) all awards outstanding under the 2006 Plan would continue to be subject to the terms of the 2006 Plan and (3) all unvested options under the 2006 Plan would immediately vest and become exercisable in connection with the completion of a private placement of Common Stock that occurred in December 2010. On May 29, 2012, the 2006 Plan was further amended (the “2006 Plan Amendment”) to provide, among other things, that if and to the extent an award originally granted pursuant to the 2006 Plan is terminated by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock, any and all shares of Common Stock associated with such award shall become available to be granted pursuant to a new award under the terms of the 2012 Plan. The foregoing summary of 2006 Plan Amendment is subject to and qualified in its entirety by reference to the actual terms of the 2006 Plan Amendment, a complete copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

As of May 29, 2012, under the Prior Plans, options with respect to 6,767,921 shares of the Company’s Common Stock were outstanding.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 29, 2012, the Company’s stockholders were requested to:

1.	Elect seven (7) directors to serve on the Company’s Board until the 2013 Annual Meeting of Stockholders and their successors are duly elected;

2.	Approve the 2012 LTIP;

3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers;

4.	Approve, on an advisory basis, the frequency of the stockholder vote on the compensation of the Company’s named executive officers; and

5.	Ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Each of these proposals is more fully described in the Company’s Proxy Statement, which is incorporated herein by reference. The final results of the votes for each proposal are set forth below.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS. The election of each director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Josh Comstock	34,742,696	443,195	10,902,959
Randy McMullen	34,534,610	651,281	10,902,959
Jim Benson	34,828,741	357,150	10,902,959
Darren Friedman	34,817,047	368,844	10,902,959
Michael Roemer	34,829,255	356,636	10,902,959
Jim Stewart	34,499,840	686,051	10,902,959
Tripp Wommack	34,825,398	360,943	10,902,959

PROPOSAL NO. 2 — APPROVAL OF THE C&J ENERGY SERVICES, INC. 2012 LONG-TERM INCENTIVE PLAN. The 2012 LTIP was approved as follows:

For	Against	Abstain	Broker Non-Votes
33,178,346	1,921,279	86,266	10,902,959

PROPOSAL NO. 3 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstain	Broker Non-Votes
34,222,589	872,493	90,809	10,902,959

PROPOSAL NO. 4 — APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF THE STOCKHOLDER VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. The holding of the advisory vote on the compensation of the Company’s named executed officers was approved on an advisory basis as follows:

One Year	Two Years	Three Years	Abstain
33,619,145	1,123,039	344,610	99,097

The Company has determined that it will hold an advisory vote on the compensation of its named executive officers every year, until the next stockholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

PROPOSAL NO. 5 — RATIFICATION OF THE APPOINTMENT OF UHY LLP. The ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved as follows:

For	Against	Abstain
45,782,857	216,090	89,903

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 10.1	C&J Energy Services, Inc. 2012 Long-Term Incentive Plan, effective as of April 5, 2012, adopted by the Board of Directors and approved by the Stockholders on May 29, 2012

Exhibit 10.2	Amendment to the C&J Energy Services, Inc. 2010 Stock Option Plan, dated May 29, 2012

Exhibit 10.3	Amendment to the C&J Energy Services, Inc. 2006 Stock Option Plan, dated May 29, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC.
(Registrant)

Date: May 31, 2012	By:	/s/ Theodore R. Moore
Theodore R. Moore
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 10.1	C&J Energy Services, Inc. 2012 Long-Term Incentive Plan, effective as of April 5, 2012, adopted by the Board of Directors and approved by the Stockholders on May 29, 2012

Exhibit 10.2	Amendment to the C&J Energy Services, Inc. 2010 Stock Option Plan, dated May 29, 2012

Exhibit 10.3	Amendment to the C&J Energy Services, Inc. 2006 Stock Option Plan, dated May 29, 2012